EXHIBIT 31.1
DAKTRONICS, INC.
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER REQUIRED BY RULE 13a-14(e)
OR RULE 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Reece A. Kurtenbach, certify that:

1.	I have reviewed this Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarter ended October 31, 2020 of Daktronics, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Reece A. Kurtenbach
Reece A. Kurtenbach
Chief Executive Officer
Date:	12/9/2020